                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                            EMERALD FUNDS
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                 EMERALD FUNDS

                               ------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ------------------------
                                                                  April 22, 1996

To the Shareholders of
Emerald Funds

    A Special Meeting of Shareholders of Emerald Funds (the "Company") will be held on May 3, 1996 at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035 at 8:30 a.m., local time, for the following purposes:

    (1) To elect 6 Trustees;

    (2) To consider and vote on the ratification of the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending November 30, 1996; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on April 12, 1996 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to complete and promptly return the enclosed Proxy in order that the meeting may be held and a maximum number of shares may be voted.

                                          By the Order of the Board of Trustees

                                          Jeffrey A. Dalke
                                          SECRETARY

                                 EMERALD FUNDS

                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3055
                              PHONE (800) 367-5905

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Emerald Funds (the "Company") for use at a Special Meeting of Shareholders to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035 at 8:30 a.m., local time, on May 3, 1996. As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting"; the Company's investment portfolios are called "Funds"; and the Funds' shares are called "Shares."

    It is expected that the solicitation of proxies will be by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. In addition, Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, it is expected that SCC will be paid approximately $40,000 and reimbursed for its related expenses. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. This Proxy Statement and the enclosed form of proxy ("Proxy") are expected to be distributed to shareholders on or about April 22, 1996.

    The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

                                 PROPOSAL                                        SHAREHOLDERS SOLICITED
           -----------------------------------------------------  -----------------------------------------------------
1.         Election of 6 Trustees.                                All Funds voting together in the aggregate.
2.         Ratification of the selection of Price Waterhouse LLP  All Funds voting together in the aggregate.
           as the Company's independent accountant for the
           fiscal year ending November 30, 1996.

    A Proxy is enclosed with respect to the Shares owned by you. The Proxy should be completed in full. Each full Share is entitled to one vote, and each fractional Share to a proportionate fractional vote. If a Proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

                                  (ALL FUNDS)

    At the Meeting shareholders will be asked to consider the election of six Trustees, who will constitute the entire Board of Trustees of the Company. Each elected Trustee will hold office for an indefinite term until the earliest of
(1) the date the election of a Trustee's successor in office becomes  effective,
(2) the date a Trustee resigns or his/her term as a Trustee is terminated in accordance with the Company's Declaration of Trust, or (3) in accordance with the Company's current Code of Regulations (which may be changed without shareholder vote), the last day of the fiscal year of the Company in which he or she attains the age of 72 years (or, in the case of Mr. Smith, until May 4, 1997). Normally, there will be no meetings of shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Voting Information -- Annual Meetings" below. The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

    All Shares represented by valid Proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. The six nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

    Messrs. Grimsley, Smith, Bowditch and Ernest and Ms. Doyle are incumbent Trustees who are standing for re-election. Messrs. Grimsley, Smith and Bowditch were last elected by shareholders at a meeting held on April 21, 1989. Ms. Doyle and Mr. Ernest were appointed to the Board of Trustees on October 31, 1990 and May 4, 1995, respectively. In addition, the Trustees of the Company who are not "interested persons" of the Company as defined in the 1940 Act (the "Non-Interested Trustees") have nominated Mr. Holding as an additional Trustee to be voted on by the shareholders.

    The following table contains relevant information about the nominees:

                                                                                                          FUND SHARES OWNED
                                            TRUSTEE                   BUSINESS EXPERIENCE                 BENEFICIALLY AS OF
           NAME                  AGE         SINCE                  DURING PAST FIVE YEARS                  MARCH 31, 1996
- ---------------------------      ---      -----------  -------------------------------------------------  ------------------
Chesterfield H. Smith*               78         1989   Senior Partner of the law firm of Holland and             None
                                                        Knight; Chairman of Emerald Funds since 1989;
                                                        Director, Greenwich Air Services, Inc. (an
                                                        aircraft and engine repair company); Director,
                                                        Citrus and Chemical Bank; Director, Citrus and
                                                        Chemical Bancorporation (bank holding company of
                                                        Citrus and Chemical Bank).

                                                                                                          FUND SHARES OWNED
                                            TRUSTEE                   BUSINESS EXPERIENCE                 BENEFICIALLY AS OF
           NAME                  AGE         SINCE                  DURING PAST FIVE YEARS                  MARCH 31, 1996
- ---------------------------      ---      -----------  -------------------------------------------------  ------------------
Raynor E. Bowditch                   62         1989   President, Bowditch Insurance Corporation (a              ***
                                                        general lines independent agency); Director,
                                                        General Truck Equipment and Trailer Sales;
                                                        Director, Greater Jacksonville Fair Association.

Mary Doyle                           52         1990   Professor of Law, University of Miami Law School,         None
                                                        1995 to date; Dean in Residence, Association of
                                                        American Law Schools, 1994 to date; Dean,
                                                        University of Miami School of Law, 1986-1994.

Albert D. Ernest*                    65         1995   President, Albert Ernest Enterprises (personal            ***
                                                        investments), 1991 to date; President and Chief
                                                        Operating Officer, Barnett Banks, Inc., 1988 to
                                                        1991; Director, Barnett Banks, Inc., 1982 to
                                                        1991; Director, Florida Rock Industries, Inc.
                                                        (mining and construction materials); Director,
                                                        FRP Properties, Inc. (transportation, hauling
                                                        and real estate development); Director, Regency
                                                        Realty, Inc.; Director, Stein Mart, Inc.
                                                        (retail); and Director, Wickes Lumber Company.

John G. Grimsley*                    57         1989   Member of the law firm of Mahoney Adams & Criser,         ***
                                                        P.A. since 1966; President of Emerald Funds
                                                        since 1989.

Harvey R. Holding**                  61       N/A      Retired; Executive Vice President and Chief               None
                                                        Financial Officer, BellSouth Corp., 1990 to
                                                        1993; Vice Chairman of the Board of BellSouth
                                                        Corp., 1991 to 1993; Director, Golden Poultry
                                                        Company, Inc.

- ------------------------
  * Mr. Smith is an "interested person" of the Company, as defined in the 1940 Act, because his law firm provides legal services to Barnett Banks, Inc. ("Barnett"), the parent corporation of the Company's investment adviser. In addition, Mr. Smith's wife is an advisory director of Barnett Bank of South Florida, N.A. Mr. Grimsley is an "interested person" of the Company because his law firm also provides legal services to Barnett, and because he owns Barnett stock and serves as an officer of the Company. Mr. Ernest is an "interested person" of the Company because he owns Barnett stock.

 ** Mr. Holding and his spouse previously owned 100 common shares and 200 convertible preferred shares, respectively, of Barnett. Mr. Holding and his spouse no longer own any securities issued by Barnett.

*** As of March 31, 1996 Mr. Bowditch exercised voting and investment authority over 640,414 Shares of the Company's Prime Fund. As of that date, Mr. Ernest was the beneficial owner of 2,075 shares of the Equity Fund, and Mr. Grimsley was the beneficial owner of the following Shares of the Company -- 16,821 Shares of the Equity Fund, 11,777 Shares of the Small Capitalization Fund and 64,268 Shares of the Prime Fund.

                            ------------------------

    Each Trustee receives an annual fee of $14,000 plus $1,500 for each meeting attended and reimbursement of expenses incurred as a Trustee. Additionally, the Chairman and President of the Board of Trustees each receives an additional annual fee of $3,500 for services in such capacities. Each Trustee who serves on a special committee appointed by the Board or the Chairman, or who is assigned a special project by the Board or the Chairman, also receives compensation in the amount of $1,000 per day for each meeting attended or $1,000 for each assignment to a special project plus reimbursement of out-of-pocket expenses. Remuneration for services rendered during the Company's fiscal year ended November 30, 1995 and distributed to all Trustees and officers as a group was $99,750. As of March 31, 1996, the Trustees and officers of the Company, as a group, owned less than 1% of the outstanding Shares of each Fund of the Company.

    The following chart provides certain information about the fees received by the Company's Trustees for their services as members of the Board of Trustees.

                                                                                                           TOTAL
                                         AGGREGATE                                                   COMPENSATION FROM
                                        COMPENSATION    PENSION OR RETIREMENT        ESTIMATED         REGISTRANT AND
                                            FROM         BENEFITS ACCRUED AS      ANNUAL BENEFITS      FUND COMPLEX*
NAME OF PERSON/POSITION                EMERALD FUNDS    PART OF FUND EXPENSES     UPON RETIREMENT     PAID TO TRUSTEES
- -------------------------------------  --------------  -----------------------  -------------------  ------------------
Chesterfield H. Smith................    $   20,750                 N/A                    N/A           $   20,750
  Chairman of the Board
  of Trustees

John G. Grimsley.....................    $   26,000                 N/A                    N/A           $   26,000
  President and Trustee

Raynor E. Bowditch...................    $   19,000                 N/A                    N/A           $   19,000
  Trustee

Mary Doyle...........................    $   20,500                 N/A                    N/A           $   20,500
  Trustee

Albert D. Ernest**...................    $   13,500                 N/A                    N/A           $   13,500
  Trustee

- ------------------------
 *  The "Fund Complex" consists solely of Emerald Funds.

**  Mr. Ernest was appointed to the Board of Trustees on May 4, 1995.

    The Board of Trustees of the Company held five meetings during the last fiscal year, which ended on November 30, 1995. During that year each Trustee attended all of the meetings held during the period he/she served as a Trustee. The Board does not have standing audit, nominating or compensation committees. However, pursuant to the plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act for certain classes of Shares of the Funds, the Non-Interested Trustees of the Company are responsible for the selection and nomination of candidates to serve as Non-Interested Trustees. The Board of Trustees, including the Non-Interested Trustees, are prepared to review nominations from shareholders to fill any future vacancies on the Board in written communications delivered to the Company at its address on page 1.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR TRUSTEE OF THE COMPANY.

                                   PROPOSAL 2

                                  (ALL FUNDS)

    Shareholders are also being asked to ratify the selection of Price Waterhouse LLP ("Price Waterhouse") as independent accountant for the Company's fiscal year ending November 30, 1996. Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for Price Waterhouse.

    The Board of Trustees of the Company, including all of the Non-Interested Trustees, selected Price Waterhouse as the independent accountant for the fiscal year ending November 30, 1996 at a meeting held on February 1, 1996. Price Waterhouse has stated that it has no material direct or indirect financial interest in the Company. Price Waterhouse, with offices at 1177 Avenue of the Americas, New York, New York 10036 has served as the Company's independent accountant since its commencement of operations in 1989.

    As part of its audit of the Company's financial statements for the fiscal year ended November 30, 1995, Price Waterhouse reviewed the Company's annual reports to shareholders and its related filings with the Securities and Exchange Commission (the "SEC"); reviewed and tested for compliance with various rules and regulations applicable to investment companies; and reviewed the accounting controls and procedures in connection with the audit. In addition, Price Waterhouse performed additional non-audit services for the Company in connection with various filings and reviewed the Company's tax returns.

    A representative of Price Waterhouse is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountant, and Price Waterhouse will be given the opportunity to make a statement if it chooses.

    THE   BOARD  OF  TRUSTEES  RECOMMENDS   THAT  SHAREHOLDERS  VOTE  "FOR"  THE
RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANT OF THE COMPANY.

                               VOTING INFORMATION

    RECORD DATE. Only shareholders of record at the close of business on April 12, 1996 will be entitled to vote at the Meeting. On that date the outstanding Shares of each class were as follows:

                                                                                NUMBER OF
FUND AND SHARE CLASS                                                       SHARES OUTSTANDING
- -------------------------------------------------------------------------  -------------------
Equity
  Retail Shares..........................................................        1,935,199.683
  Institutional Shares...................................................       13,261,967.738

Equity Value
  Retail Shares..........................................................              100.576
  Institutional Shares...................................................          200,001.006

International Equity
  Retail Shares..........................................................              100.058
  Institutional Shares...................................................          201,510.055

Small Capitalization
  Retail Shares..........................................................          514,603.496
  Institutional Shares...................................................        8,193,711.236

Balanced
  Retail Shares..........................................................          378,370.474
  Institutional Shares...................................................        6,370,733.355

Short-Term Fixed Income
  Retail Shares..........................................................           67,697.324
  Institutional Shares...................................................        1,830,250.131

U.S. Government Securities
  Retail Shares..........................................................        2,516,522.100
  Institutional Shares...................................................        3,255,203.397

Managed Bond
  Retail Shares..........................................................          151,979.047
  Institutional Shares...................................................        6,573,725.215

Florida Tax-Exempt
  Retail Shares..........................................................        8,730,724.526
  Institutional Shares...................................................        3,111,546.100

Prime
  Retail Shares..........................................................      551,660,377.840
  Institutional Shares...................................................      939,780,798.640
  Service Shares.........................................................      740,543,495.460

Treasury
  Retail Shares..........................................................       46,003,763.300
  Institutional Shares...................................................      568,235,245.840
  Service Shares.........................................................      236,396,577.004

                                                                                NUMBER OF
FUND AND SHARE CLASS                                                       SHARES OUTSTANDING
- -------------------------------------------------------------------------  -------------------
Tax-Exempt
  Retail Shares..........................................................       48,415,844.470
  Institutional Shares...................................................        2,876,189.220
  Service Shares.........................................................      144,129,362.460

Prime Trust Fund
  Institutional Shares...................................................      128,145,845.940

Treasury Trust Fund
  Institutional Shares...................................................      139,995,712.170

    TELEPHONIC PROXIES. Certain shareholders of the Company may receive a call from a representative of SCC in order to authorize SCC to execute Proxies by telephonic or electronically transmitted instructions from the shareholders. In cases where a telephonic proxy is solicited, the SCC representative is to ask the shareholder for the shareholder's full name, address, social security or employer identification number, title (if the person giving the Proxy is authorized to act on behalf of an entity, such as a corporation) and the number of Shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, then the SCC representative is to explain the process, read the proposals listed on the Proxy card and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the Proxy. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    QUORUM. With respect to both the election of Trustees and the ratification of the independent accountant, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of the Company's Funds on an aggregate basis. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as Shares that are present but which have not been voted. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment.

    ANNUAL MEETINGS.   The Company does  not intend to  hold annual meetings  of
shareholders for the election of Trustees and other business unless and until such time as less than a majority of the

Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. The Trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% or more of the Shares entitled to vote.

    OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, Barnett and its affiliates held of record approximately 65% of the outstanding Shares of the Funds as agent or custodian for their customers. In addition, at that date Barnett and it affiliates held investment and/or voting power with respect to a majority of the Company's outstanding Shares on behalf of their customers. The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Shares of the Company's Shares at that date were as follows:

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
Equity Fund:                   National Financial                 917,530.580             47.41%          6.04%
                               Services Corp.                    Retail Shares
                               For the Exclusive Benefit
                               of Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY 10008

                               University of West Florida         130,556.794              6.74%           .86%
                               Foundation                        Retail Shares
                               11000 University Parkway
                               Pensacola, FL 32514

                               Barnett Banks Trust               3,640,632.061            27.45%         23.96%
                               Company, N.A.                     Institutional
                               Trustee for Barnett                  Shares
                               Employee Savings and
                               Thrift Plan
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Barnett Banks Trust               2,785,192.906            21.00%         18.32%
                               Company, N.A.                     Institutional
                               Successor Trustee for                Shares
                               Retirement Plan and Trust
                               of BBI and Affiliates
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

Equity Value Fund:             Emerald Asset                        100.576                 100%           .05%
                               Management, Inc.                  Retail Shares
                               3435 Stelzer Road
                               Columbus, OH 43219

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
                               Barnett Banks Trust                200,000.000             99.99%         99.95%
                               Company, N.A.                     Institutional
                               Trustee for Equity                   Shares
                               Income Fund
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

International Equity Fund:     Emerald Asset                        100.058                 100%           .05%
                               Management, Inc.                  Retail Shares
                               3435 Stelzer Road
                               Columbus, OH 43219

                               Barnett Banks Trust                201,509.054             99.99%         99.95%
                               Company, N.A.                     Institutional
                               Trustee U/A Diversified              Shares
                               Stock Fund
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

Small Capitalization Fund:     Barnett Banks Trust                839,347.940             10.24%          9.64%
                               Company, N.A.                     Institutional
                               Trustee for Barnett                  Shares
                               Employees Savings and
                               Thrift Plan
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Barnett Banks Trust               3,579,668.918            43.68%         41.11%
                               Company, N.A.                     Institutional
                               Trustee for Retirement               Shares
                               Plan and Trust of BBI and
                               Affiliates
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32202

Balanced Fund:                 Barnett Banks Trust                451,737.450              7.09%          6.69%
                               Company, N.A.                     Institutional
                               Investment Manager for               Shares
                               Hopping, Boyd, Green &
                               Sams PA 401K
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
                               Barnett Banks Trust                571,435.750              8.96%          8.47%
                               Company, N.A.                     Institutional
                               Successor Trustee for                Shares
                               BBI and Affiliates
                               Retirement Plan 401H
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Barnett Banks Trust               1,377,620.849            21.62%         20.41%
                               Company, N.A.                     Institutional
                               Trustee for the Disability           Shares
                               Plan & Trust for Employees of
                               Barnett
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Barnett Banks Trust                326,722.752              5.12%          4.84%
                               Company, N.A. Trustee             Institutional
                               for the Disability Plan              Shares
                               and Trust for Employees
                               of Barnett
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Barnett Banks Trust                500,097.227              7.84%          7.41%
                               Company, N.A.                     Institutional
                               Trustee for Barnett                  Shares
                               Employees Savings &
                               Thrift Plan
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

Short-Term Fixed Income Fund:  James G. Kirk                       4,468.000               6.59%           .23%
                               Trustee FBO James G.              Retail Shares
                               Kirk Trust
                               1712 Glenhouse Drive
                               Apt. GL 317
                               Sarasota, FL 34231

                               Wayne Bodie and Nikki               4,997.287               7.38%           .27%
                               Bodie JTWROS                      Retail Shares
                               P.O. Box 828
                               Defuniak Springs, FL 32433

                               NFSC/FMTC IRA Rollover             16,000.000              22.15%           .80%
                               FBO George A. Zellner             Retail Shares
                               530 Park Street
                               Jacksonville, FL 32204

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
                               Thomas L. Trace and                 2,954.284               5.84%           .21%
                               Sally A. Trace JTWROS             Retail Shares
                               9 Chinook Court
                               Palm Coast, FL 32137

                               Barnett Banks Trust                107,443.554              5.87%          5.75%
                               Company, N.A.                     Institutional
                               Investment Manager and               Shares
                               Custodian with Widele
                               Industries Inc. Profit
                               Sharing Plan
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Barnett Banks Trust                98,716.683               5.39%          5.28%
                               Company, N.A.                     Institutional
                               Agent/Thomas A. Sully                Shares
                               Executor of Estate of
                               Dorothy M. Casey
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

U.S. Government Securities     National Financial                1,240,522.100            49.29%         21.49%
Fund:                          Services Corp.                    Retail Shares
                               For the Exclusive Benefit
                               of Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY 10008

                               Barnett Banks Trust                296,991.864             11.80%          5.14%
                               Company, N.A.                     Retail Shares
                               Custodian with Hambrecht &
                               Quist FBO Capital Network
                               Services
                               P.O. Box 40200
                               Jacksonville, FL 32231

                               Barnett Banks Trust                195,007.176              5.99%          3.38%
                               Company, N.A.                     Institutional
                               Trustee with Conveyors               Shares
                               & Drives Inc.
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
                               Hambrecht & Quist                   3,002,587               8.41%          9.14%
                               FBO Capital Network               Institutional
                               Services                             Shares
                               One Busch Street
                               17th Floor
                               San Francisco, CA 94104

Managed Bond Fund:             Susan A. Fairbank                  10,013.898               6.58%           .15%
                               Trustee Fairbank                  Retail Shares
                               Revocable Trust
                               85 N. Pizarro Point
                               Lecanto, FL 34461

                               National Financial                 12,075.281               7.94%           .18%
                               Services Company/FMTC IRA         Retail Shares
                               FBO Robert White
                               3101 Riverview Boulevard
                               Bradenton, FL 34205

                               Barnett Banks Trust                721,305.840             10.87%         10.72%
                               Company, N.A.                     Institutional
                               Trustee for Barnett                  Shares
                               Employee Thrift and
                               Savings Plan
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Barnett Banks Trust                342,266.200              5.20%          5.09%
                               Company, N.A.                     Institutional
                               Investment Manager with              Shares
                               University of North Florida
                               Foundation, Inc.
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

Florida Tax-Exempt Fund:       National Financial                4,551,753.868            52.13%         38.44%
                               Services Corp.                    Retail Shares
                               For the Exclusive Benefit
                               of Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY 10008

                               Barnett Banks Trust                329,245.589             10.58%           2.7%
                               Company, N.A.                     Institutional
                               Custodian with Gene J.               Shares
                               Dodson
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
Prime Fund:                    National Financial               548,941,075.560           99.50%         24.59%
                               Services Corp. for the            Retail Shares
                               Exclusive Benefit of
                               Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY 10008

                               Omnibus Account for              88,869,962.490             8.45%          3.98%
                               the Shareholder                   Institutional
                               Accounts maintained by               Shares
                               Concord Financial
                               Services, Inc.
                               Attn:  Linda Zerbe
                               First and Market Building
                               100 First Avenue,
                               Suite 300
                               Pittsburgh, PA 15222

                               Omnibus Account for the          850,910,836.050           90.54%         38.12%
                               Shareholder Accounts              Institutional
                               maintained by Concord                Shares
                               Financial Services, Inc.
                               Attn:  Linda Zerbe
                               First and Market Building
                               100 First Avenue,
                               Suite 300
                               Pittsburgh, PA 15222

                               Barnett Banks Trust              410,209,258.440           55.39%         18.38%
                               Company, N.A.                    Service Shares
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Wilmington Trust Company         330,286,118.790           44.60%         14.79%
                               Rodney Square North              Service Shares
                               Wilmington, DE 19890

Treasury Fund:                 National Financial               45,930,621.520            99.84%          5.40%
                               Services Corp.                    Retail Shares
                               For the Exclusive Benefit of
                               Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY 10008

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
                               Omnibus Account for the          541,830,812.210           95.35%         63.97%
                               Shareholder Accounts              Institutional
                               maintained by Concord                Shares
                               Financial Services, Inc.
                               Attn:  Linda Zerbe
                               First and Market Building
                               100 First Avenue,
                               Suite 300
                               Pittsburgh, PA 15222

                               Barnett Banks Trust              214,612,868.830           90.75%         25.23%
                               Company, N.A.                    Service Shares
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Wilmington Trust Company         21,130,887.420             8.93%          2.48%
                               Rodney Square North              Service Shares
                               Wilmington, DE 19890

Tax-Exempt Fund:               National Financial Service       47,415,844.470            98.76%         24.26%
                               Corp.                             Retail Shares
                               For the Exclusive Benefit of
                               Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY 10008

                               Omnibus Account for the            645,521.450             22.44%           .33%
                               Shareholder Accounts              Institutional
                               maintained by Concord                Shares
                               Financial Services, Inc.
                               Attn:  Linda Zerbe
                               First and Market Building
                               100 First Avenue,
                               Suite 300
                               Pittsburgh, PA 15222

                               Omnibus Account for the           2,230,667.770            77.55%          1.14%
                               Shareholder Accounts              Institutional
                               maintained by Concord                Shares
                               Financial Services, Inc.
                               Attn:  Linda Zerbe
                               First and Market Building
                               100 First Avenue,
                               Suite 300
                               Pittsburgh, PA 15222

                                                                   CLASS AND         PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF          OF CLASS        OF FUND
                                     NAME AND ADDRESS            SHARES OWNED          OWNED       SHARES OWNED
                               -----------------------------  -------------------  --------------  -------------
                               Barnett Banks Trust Company,       521,176.020             18.12%           .26%
                               N.A.                             Service Shares
                               Attn:  Income Collections
                               P.O. Box 40200
                               Jacksonville, FL 32203

                               Hare & Co.                        2,230,667.77             77.57%          1.14%
                               The Bank of New York             Service Shares
                               Attn:  Frank Notaro
                               STIF / Master
                               One Wall Street,
                               5th Floor
                               New York, NY 10286

Prime Trust Fund:              Barnett Banks Trust Company,     128,145,845.940             100%           100%
                               N.A.                              Institutional
                               Attn:  Income Collections            Shares
                               P.O. Box 40200
                               Jacksonville, FL 32203

Treasury Trust Fund:           Barnett Banks Trust Company,      6,999,785.61               100%           100%
                               N.A.                              Institutional
                               Attn:  Income Collections            Shares
                               P.O. Box 40200
                               Jacksonville, FL 32203

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, Barnett and its affiliates may be deemed to be controlling persons of the Company. The Company has been advised by Barnett that, subject to its fiduciary responsibilities, it intends to vote the Shares over which it has voting power FOR and AGAINST each Proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the Proposal by other shareholders of the Company.

              ADDITIONAL INFORMATION ABOUT OFFICERS OF THE COMPANY

    Officers of the Company are elected and appointed by the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not also Trustees.

                                                        POSITION WITH THE               BUSINESS EXPERIENCE
         NAME              AGE      OFFICER SINCE            COMPANY                  DURING PAST FIVE YEARS
- ----------------------     ---     ----------------  -----------------------  ---------------------------------------
William B. Blundin         57      May 1989          Executive Vice           Senior Vice President, BISYS Fund
                                                      President                Services, Inc. March 1995 to present;
                                                                               Vice President of Emerald Asset
                                                                               Management, Inc. March 1995 to
                                                                               present; Vice Chairman of the Board of
                                                                               Concord Holding Corporation and
                                                                               Emerald Asset Management, Inc. July
                                                                               1993 to March 1995; Director and
                                                                               President of Concord Holding
                                                                               Corporation and Emerald Asset
                                                                               Management, Inc., February 1987 to
                                                                               March 1995.
Hugh Fanning               42      August 1995       Vice President           Employee of BISYS Fund Services, Inc.
                                                                               August 1992 to present; Director of
                                                                               Marketing, Ketchum Communications,
                                                                               July 1987 to August 1992.
J. David Huber             49      August 1995       Vice President           Employee of BISYS Fund Services, Inc.
                                                                               June 1987 to present.
William J. Tomko           36      January 1996      Vice President           Employee of BISYS Fund Services, Inc.
                                                                               April 1987 to present.
Martin R. Dean             31      August 1995       Treasurer                Employee of BISYS Fund Services, Inc.
                                                                               May 1994 to present; Senior Manager at
                                                                               KPMG, Peat Marwick LLP prior thereto.
Jeffery A. Dalke           45      October 1988      Secretary                Partner of the law firm of Drinker
                                                                               Biddle & Reath, Philadelphia,
                                                                               Pennsylvania.

                                                        POSITION WITH THE               BUSINESS EXPERIENCE
         NAME              AGE      OFFICER SINCE            COMPANY                  DURING PAST FIVE YEARS
- ----------------------     ---     ----------------  -----------------------  ---------------------------------------
George Martinez            36      August 1995       Assistant Secretary      Senior Vice President and Director of
                                                                               Legal and Compliance Services, BISYS
                                                                               Fund Services, Inc. March 1995 to
                                                                               present; Senior Vice President,
                                                                               Emerald Asset Management, Inc. August
                                                                               1995 to present; Vice President and
                                                                               Associate General Counsel, Alliance
                                                                               Capital Management, June 1989 to March
                                                                               1995.
Robert Tuch                44      August 1995       Assistant Secretary      Employee of BISYS Fund Services, Inc.
                                                                               June 1991 to present; Assistant
                                                                               Secretary Emerald Asset Management,
                                                                               Inc. August 1995 to present; Vice
                                                                               President and Associate General
                                                                               Counsel, National Securities Research
                                                                               Corp., July 1990 to June 1991.
Alaina Metz                28      August 1995       Assistant Secretary      Chief Administrator, Administrative and
                                                                               Regulatory Services, BISYS Fund
                                                                               Services, Inc. June 1995 to present;
                                                                               Supervisor, Mutual Fund Legal
                                                                               Department, Alliance Capital
                                                                               Management May 1989 to June 1995.

                     INFORMATION ABOUT INVESTMENT ADVISER,
                   SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Barnett Banks Trust Company, N.A., the Company's adviser, has its principal offices located at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Rodney Square Management Corporation acts as sub-adviser for the Tax-Exempt Fund, Prime Trust Fund and Treasury Trust Fund and is located at Rodney Square North, Wilmington, Delaware 19890.

    BISYS   Fund   Services  Limited   Partnership   serves  as   the  Company's
administrator. BISYS' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Emerald Asset Management, Inc. (the "Distributor") serves as the Company's distributor. The Distributor's offices are also located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                 OTHER MATTERS

    No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: April 22, 1996

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORTS TO SHAREHOLDERS DATED NOVEMBER 30, 1995 TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035 OR CALLING (800) 367-5905.

                                 EMERALD FUNDS
                                     PROXY

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD FUNDS (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035, on May 3, 1996 at 8:30 a.m. (local time).

    The undersigned hereby appoints Hugh Fanning, William J. Tomko and George Martinez, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in all portfolios of the Company that are held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. ELECTION OF TRUSTEES    FOR all nominees listed    WITHHOLD AUTHORITY
                           below                      TO VOTE FOR ALL NOMINEES
                           (EXCEPT AS MARKED TO THE   LISTED BELOW / /
                           CONTRARY BELOW) / /

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                  LINE THROUGH HIS/HER NAME IN THE LIST BELOW:

          Chesterfield H. Smith, Albert D. Ernest, Raynor E. Bowditch,
                John G. Grimsley, Mary Doyle, Harvey R. Holding
                                        ________________________________________

2. Proposal to ratify the selection of Price Waterhouse LLP as independent accountant for the Company for its fiscal year ending November 30, 1996.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                          (CONTINUED ON REVERSE SIDE)

    Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of Trustees and FOR Proposal (2).

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                              DATED ______________________, 1996
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature, if held jointly

                                              (Please sign exactly as your  name
                                              appears  hereon.  When  shares are
                                              held by joint tenants, both should
                                              sign. When signing as attorney  or
                                              executor,  administrator,  trustee
                                              or  guardian,  please  give   full
                                              title  as such.  If a corporation,
                                              please sign in full corporate name
                                              by president  or other  authorized
                                              officer.  If a partnership, please
                                              sign  in   partnership   name   by
                                              authorized person.)